                                                                  Exhibit 99.1


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of E*TRADE Consumer Finance Corporation:


We have examined management's assertion that E*TRADE Consumer Finance Corporation, (the "Company") has complied as of and for the year ended December 31, 2004, with its established minimum servicing standards for retail recreational vehicle and marine loans as described in the accompanying Management's Assertion dated March 14, 2005, as it relates to RV Trust 1999-1, Marine Trust 1999-2, RV Trust 1999-3, and RV/Marine Trust 2001-1. Management Is responsible for the Company's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with its minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned minimum servicing standards as of and for the year ended December 31, 2004, is fairly stated, in all material respects based on the criteria set forth in Appendix I.



/s/ DELOITTE & TOUCHE LLP


March 14, 2005

APPENDIX I: E*TRADE CONSUMER FINANCE CORPORATION MINIMUM
SERVICING STANDARDS

I.   CUSTODIAL BANK ACCOUNTS

1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

     - be mathematically accurate;

     - be prepared within forty-five (45) calendar days after the cutoff date;

     - be reviewed and approved by someone other than the person who prepared the reconciliation; and

     - document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of their original identification.

2. Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a borrower's account

3. Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

II.  PAYMENTS

1. Payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt.

2. Payments made in accordance with the borrower's loan documents shall be posted to the applicable borrower records within two business days of receipt.

3. Payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the borrower's loan documents.

4. Payments identified as loan payoffs shall be allocated in accordance with the borrower's loan documents.

III. DISBURSEMENTS

1. Disbursements made via wire transfer on behalf of a borrower or investor shall be made only by authorized personnel.

2. Disbursements made on behalf of a borrower or investor shall be sent to the trustee on the 15th day of the calendar month as stated in the servicing agreements.

3. Amounts remitted to investors per the servicer's investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

IV.  INVESTOR ACCOUNTING AND REPORTING

1. The servicing entity's investor reports shall agree with, or reconcile to, investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.   LOAN ACCOUNTING

1. The servicing entity's loan records shall agree with, or reconcile to, the records of the borrower with respect to the unpaid principal balance on a monthly basis.

2. Adjustments on adjustable rate and step loans shall be computed based on the related borrower note and any adjustable rate rider.

VI.  DELINQUENCIES

1. Records documenting collection efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where the delinquency is deemed temporary (e.g., illness or unemployment).

VII. INSURANCE POLICIES

1. A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.

                  E*TRADE Consumer Finance Corporation
                              Park Place
                    3353 Michelson Drive--2nd Floor
                           Irvine, CA 92612
                  Telephone 949-224-7700  etrade.com

                         MANAGEMENT'S ASSERTION
                         ----------------------

March 14, 2005



As of and for the year ended December 31, 2004, E*TRADE Consumer Finance Corporation, (the "Company") has complied, in all material respects, with the Company's established minimum servicing standards for retail recreational vehicle and marine loans as set forth in the attached Appendix I
(the "Standards") relating to RV Trust 1999-1, Marine Trust 1999-2, RV Trust 1999-3, and RV/Marine Trust 2001-1. The Standards are based on the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers, modified to address the unique characteristics of the servicing of retail recreational vehicle and marine loans. As of and for this same period, the Company was covered by a fidelity bond and an errors and omissions policy in the amount of $50 million.



/s/ Edward J. Arienti
---------------------------------------
Edward J. Arienti
President


/s/ Greg G. Gabriel
---------------------------------------
Greg G. Gabriel
Senior Vice President, Credit



/s/ Matthew Pechulis
---------------------------------------
Matthew Pechulis
Controller

APPENDIX I: E*TRADE CONSUMER FINANCE CORPORATION MINIMUM
SERVICING STANDARDS

I.   CUSTODIAL BANK ACCOUNTS

1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

     - be mathematically accurate;

     - be prepared within forty-five (45) calendar days after the cutoff date;

     - be reviewed and approved by someone other than the person who prepared the reconciliation; and

     - document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of their original identification.

2. Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a borrower's account.

3. Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

II.  PAYMENTS

1. Payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt.

2. Payments made in accordance with the borrower's loan documents shall be posted to the applicable borrower records within two business days of receipt.

3. Payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the borrower's loan documents.

4. Payments identified as loan payoffs shall be allocated in accordance with the borrower's loan documents.

III. DISBURSEMENTS

1. Disbursements made via wire transfer on behalf of a borrower or investor shall be made only by authorized personnel.

2. Disbursements made on behalf of a borrower or investor shall be sent to the trustee on the 15th day of the calendar month as stated in the servicing agreements.

3. Amounts remitted to investors per the servicer's investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

IV.  INVESTOR ACCOUNTING AND REPORTING

1. The servicing entity's investor reports shall agree with, or reconcile to, investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.   LOAN ACCOUNTING

1. The servicing entity's loan records shall agree with, or reconcile to, the records of the borrower with respect to the unpaid principal balance on a monthly basis.

2. Adjustments on adjustable rate and step loans shall be computed based on the related borrower note and any adjustable rate rider.

VI.  DELINQUENCIES

1. Records documenting collection efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where the delinquency is deemed temporary (e.g., illness or unemployment).

VII. INSURANCE POLICIES

1. A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of E*TRADE Consumer Finance Corporation:


We have examined management's assertion that E*TRADE Consumer Finance Corporation, (the "Company") has complied as of and for the year ended
December 31, 2004, with its established minimum servicing standards for retail recreational vehicle and marine loans as described in the accompanying Management's Assertion dated March 14, 2005, as it related to RV/Marine Trust 2004-1. Management is responsible for the Company's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with its minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned minimum servicing standards as of and for the year ended December 31, 2004, is fairly stated, in all material respects based on the criteria set forth in Appendix II.




/s/ DELOITTE & TOUCHE LLP


March 14, 2005

APPENDIX II: E*TRADE CONSUMER FINANCE CORPORATION MINIMUM
SERVICING STANDARDS

I.   CUSTODIAL BANK ACCOUNTS

1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

     - be mathematically accurate;

     - be prepared within forty-five (45) calendar days after the cutoff date;

     - be reviewed and approved by someone other than the person who prepared the reconciliation; and

     - document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of their original identification.

2. Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a borrower's account.

3. Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

II.  PAYMENTS

1. Payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt.

2. Payments made in accordance with the borrower's loan documents shall be posted to the applicable borrower records within two business days of receipt.

3. Payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the borrower's loan documents.

4. Payments identified as loan payoffs shall be allocated in accordance with the borrower's loan documents.

III. DISBURSEMENTS

1. Disbursements made via wire transfer on behalf of a borrower or investor shall be made only by authorized personnel.

2. Disbursements made on behalf of a borrower or investor shall be remitted within two business days to the trustee's records maintained by the servicing entity.

3. Amounts remitted to investors per the servicer's investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

IV.  INVESTOR ACCOUNTING AND REPORTING

1. The servicing entity's investor reports shall agree with, or reconcile to, investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.   LOAN ACCOUNTING

1. The servicing entity's loan records shall agree with, or reconcile to, the records of the borrower with respect to the unpaid principal balance on a monthly basis.

2. Adjustments on adjustable rate and step loans shall be computed based on the related borrower note and any adjustable rate rider.

VI.  DELINQUENCIES

1. Records documenting collection efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where the delinquency is deemed temporary (e.g., illness or unemployment).

VII. INSURANCE POLICIES

1. A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.

                  E*TRADE Consumer Finance Corporation
                              Park Place
                    3353 Michelson Drive--2nd Floor
                           Irvine, CA 92612
                  Telephone 949-224-7700  etrade.com

                         MANAGEMENT'S ASSERTION
                         ----------------------

March 14, 2005



As of and for the year ended December 31, 2004, E*TRADE Consumer Finance Corporation, (the "Company") has complied, in all material respects, with the Company's established minimum servicing standards for retail recreational vehicle and marine loans as set forth in the attached Appendix II
(the "Standards") relating to RV/Marine Trust 2004-1. The Standards are based on the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers, modified to address the unique characteristics of the servicing of retail recreational vehicle and marine loans. As of and for this same period, the Company was covered by a fidelity bond and an errors and omissions policy in the amount of $50 million.



/s/ Edward J. Arienti
---------------------------------------
Edward J. Arienti
President


/s/ Greg G. Gabriel
---------------------------------------
Greg G. Gabriel
Senior Vice President, Credit



/s/ Matthew Pechulis
---------------------------------------
Matthew Pechulis
Controller

APPENDIX II: E*TRADE CONSUMER FINANCE CORPORATION MINIMUM
SERVICING STANDARDS

I.   CUSTODIAL BANK ACCOUNTS

1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

     - be mathematically accurate;

     - be prepared within forty-five (45) calendar days after the cutoff date;

     - be reviewed and approved by someone other than the person who prepared the reconciliation; and

     - document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of their original identification.

2. Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a borrower's account

3. Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

II.  PAYMENTS

1. Payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt.

2. Payments made in accordance with the borrower's loan documents shall be posted to the applicable borrower records within two business days of receipt.

3. Payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the borrower's loan documents.

4. Payments identified as loan payoffs shall be allocated in accordance with the borrower's loan documents.

III. DISBURSEMENTS

1. Disbursements made via wire transfer on behalf of a borrower or investor shall be made only by authorized personnel

2. Disbursements made on behalf of a borrower or investor shall be remitted within two business days to the trustee's records maintained by the servicing entity.

3. Amounts remitted to investors per the servicer's investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

IV.  INVESTOR ACCOUNTING AND REPORTING

1. The servicing entity's investor reports shall agree with, or reconcile to, investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.   LOAN ACCOUNTING

1. The servicing entity's loan records shall agree with, or reconcile to, the records of the borrower with respect to the unpaid principal balance on a monthly basis.

2. Adjustments on adjustable rate and step loans shall be computed based on the related borrower note and any adjustable rate rider.

VI.  DELINQUENCIES

1. Records documenting collection efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where the delinquency is deemed temporary (e.g., illness or unemployment).

VII. INSURANCE POLICIES

1. A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.